Exhibit 10.9.1

                                    AMENDMENT
                                       TO
                             SHAREHOLDERS' AGREEMENT


         AMENDMENT TO SHAREHOLDERS' AGREEMENT (this "Amendment") made as of this 11th day of June, 1996, by and among Somerset Drilling Associates, L.L.C., a Delaware limited liability company ("Somerset"), Somerset Capital Partners, a New York general partnership and the Managing Member of Somerset ("SCP" and, together with Somerset, the "Somerset Group"), Roy T. Oliver, Jr., an individual ("Oliver"), U.S. Rig and Equipment, Inc., an Oklahoma corporation ("USRE"), Mike Mullen Energy Equipment Resource, Inc., a Texas corporation ("EER"), GCT Investments, Inc., a Texas corporation ("GCT"), Mike L. Mullen, an individual ("Mullen"), Norex Drilling Ltd., a Bermuda corporation ("Norex Drilling"), and Pronor Holdings Ltd., a British Virgin Island corporation ("Pronor").
         WHEREAS, Somerset, Oliver, USRE, EER, GCT, Mullen, Norex Drilling and Pronor are parties to a Shareholders' Agreement dated May 7, 1996 (the "Shareholders' Agreement"), which was entered into in contemplation of, INTER ALIA, the receipt by Somerset of Common Stock and certain related warrants of DI Industries, Inc., a Texas corporation (the "Corporation"), pursuant to a merger contemplated by a merger agreement of even date with the Shareholders' Agreement;
         WHEREAS, that merger agreement has been revised to provide that some of the shares of Common Stock and warrants of the Corporation that were to have been received by Somerset will be received instead by SCP;
         WHEREAS, the parties wish to amend the Shareholders' Agreement to reflect the foregoing;
         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises herein contained, the parties hereto, each intending to be legally bound, hereby agree as follows:

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         1. ADDITION OF SCP. SCP is hereby added as a party to the Shareholders'
Agreement, and is entitled to all of the rights and subject to all of the obligations of the parties to the Shareholders' Agreement. Whenever in the Shareholders' Agreement any rights are to be exercised or obligations are imposed upon a shareholder group, the reference to Somerset shall be deemed to refer to the Somerset Group.
         2. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.
         3. EFFECT OF AMENDMENT. Except as specifically amended hereby, the Shareholders' Agreement shall remain in full force and effect.
         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date and year first above written.

69 Delaware Avenue                          SOMERSET DRILLING ASSOCIATES, L.L.C.
Buffalo, New York 14202                     by Somerset Capital Partners, its
                                                        Managing Member

                                            By:/s/ WILLIAM R. ZIEGLER
                                                   William R. Ziegler, Partner

69 Delaware Avenue                          SOMERSET CAPITAL PARTNERS
Buffalo, New York 14202

                                            By:/s/ WILLIAM R. ZIEGLER
                                                   William R. Ziegler, Partner

Cedar House                                 NOREX DRILLING LTD.
41 Cedar Avenue
Hamilton, HM-12, Bermuda
Telephone No.:  +1 441 283 2058             By:/s/ FRANK CAPSTICK
Telefax No.:  +1 441 283 3231               Name:  Frank Capstick
                                            Title: President

c/o Morgan & Morgan Trust Corp. Ltd.        PRONOR HOLDINGS LTD.
Road Town
Pasea Estate
Tortola, British Virgin Islands             By:/s/ FRANK CAPSTICK
Telephone No.:  +1 441 293 2058             Name:  Frank Capstick
Telefax No.:  +1 441 293 3231               Title: Attorney-In-Fact

c/o U.S. Rig and Equipment, Inc.            /s/ ROY T. OLIVER, JR.
6601 S.W. 29th Street                           Roy T. Oliver, Jr.
Oklahoma City, OK 73179

c/o Mike Mullen Energy Equipment            /s/ MIKE L. MULLEN
  Resource, Inc.                                Mike L. Mullen
8411 Preston Road
Suite 730, LB2
Dallas, TX 75225

                                            U.S. RIG AND EQUIPMENT, INC.


                                            By:/s/ ROY T. OLIVER, JR.
                                            Name:  Roy T. Oliver, Jr.
                                            Title: President

                                            MIKE MULLEN ENERGY EQUIPMENT
                                            RESOURCE, INC.

                                            By:/S/ MIKE L. MULLEN
                                            Name:  Mike L. Mullen
                                            Title: President

                                            GCT INVESTMENTS, INC.

                                            By:/S/ MIKE L. MULLEN
                                            Name:  Mike L. Mullen
                                            Title: President